UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 26, 2021

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Turmstrasse 30 Steinhausen, Switzerland		6312
(Address of principal executive offices)		(Zip Code)

+41 (41) 749-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Shares, CHF 0.10 par value	RIG	New York Stock Exchange
0.50% Exchangeable Senior Bonds due 2023	RIG/23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Furnished as Exhibit 99.1 to this Current Report on Form 8-K are the Company’s consolidated Swiss statutory financial statements, which comprise the consolidated balance sheets as of December 31, 2020 and 2019 and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows and notes thereto for each of the three years in the period ended December 31, 2020, which financial statements and reports thereon are incorporated herein by reference.

Furnished as Exhibit 99.2 to this Current Report on Form 8-K are the Company’s standalone Swiss statutory financial statements, which comprise the statement of operations, balance sheet and notes for the year ended December 31, 2020, which financial statements and reports thereon are incorporated herein by reference.

The information in this Current Report on Form 8-K is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

The exhibits to this report furnished pursuant to Item 9.01 are as follows:

Number	Description
99.1

Consolidated Swiss statutory financial statements of Transocean Ltd. and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2020 and 2019 and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows and notes thereto for each of the three years in the period ended December 31, 2020

99.2	Standalone Swiss statutory financial statements of Transocean Ltd., which comprise the statement of operations, balance sheet and notes for the year ended December 31, 2020
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSOCEAN LTD.

Date: February 26, 2021	By	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person